EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of November 7, 2008, among LENNAR CORPORATION, a Delaware corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2006 (as amended by First Amendment to Credit Agreement dated August 21, 2007 (the “First Amendment”) and Second Amendment to Credit Agreement dated as of January 23, 2008 (the “Second Amendment”) and as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Aggregate Commitment. Effective as of the Third Amendment Date, the Aggregate Commitment is hereby reduced to $1,100,000,000, and Schedule 1 of the Credit Agreement is amended, restated and replaced in its entirety with the Schedule 1 attached hereto.

2. Definitions.

(a) New definitions of “Designated Lender” and “Third Amendment Date” are added in correct alphabetical order to, and the definitions of “Aggregate Commitment,” “Aggregate Letter of Credit Commitment,” “Alternate Base Rate,” “Applicable Margin,” “Borrowing Base” and “JV Debt Waiver Period” are amended and restated in their entirety in, Article 1 of the Credit Agreement, each to read as follows:

“Aggregate Commitment” means the aggregate Commitments, but in no event greater than (a) $1,100,000,000 unless and until the date on which a compliance certificate delivered pursuant to Section 6.04(i) reflects that the Adjusted Consolidated Tangible Net Worth is less than $1,600,000,000 and (b) thereafter, $900,000,000, as any such amount shall be reduced from time to time pursuant to the terms of this Agreement.

“Aggregate Letter of Credit Commitment” means the lesser of (a) the Aggregate Commitment and (b) $1,000,000,000, as any such amount shall be reduced from time to time pursuant to the terms of this Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to (a) the greatest of (i) the Prime Rate in effect on such day and, (ii) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (iii) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day plus (b) the Applicable Margin. Any change in the Alternate Base Rate due to a change in the Prime Rate or, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate or, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means a rate per annum equal to the “Applicable Margin” as determined from time to time pursuant to the Pricing Grid.

“Borrowing Base” means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Borrower: (a) 100% of the Unrestricted Cash of the Loan Parties up to a maximum of $750,000,000 (with any excess cash being excluded from the Borrowing Base); (b) 100% of the Net Housing Unit Proceeds due to any Loan Party at closing as a result of the consummation of the sale of any Housing Unit, which Net Housing Unit Proceeds have been paid to the closing agent handling such sale but which have not yet been received by such Loan Party; provided, however, that if, and to the extent that, such Net Housing Unit Proceeds which are reported as outstanding on the last day of any fiscal quarter of the Borrower are not received by such Loan Party on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Housing Unit Proceeds shall not be included in the Borrowing Base; (c) 90% of the Net Book Value of all Housing Units Under Contract; (d) 75% of the Net Book Value of all Housing Units (including, without limitation, model Housing Units) that are not subject to a contract for sale; (e) 70% of the Net Book Value of all Finished Lots; (f) 50% of the Net Book Value of all Land Under Development; and (g) 30% of the Net Book Value of all Unimproved Entitled Land, provided that the sum of the amounts determined pursuant to clauses (f) and (g) shall not exceed 40% of the Borrowing Base (with any excess being excluded from the Borrowing Base); provided further, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien (other than a Lien described in clauses (b), (c), (e) or (j) of the definition of “Permitted Liens”) shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (g) above.

“Designated Lender” means any Lender, as determined by the Administrative Agent, that shall (a) be a Defaulting Lender (as defined in Section 13.06(c), (b) have failed to fund any participation in a Facility Letter of Credit or Swing Line Loan, (c) otherwise have failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) (i) have become insolvent or (ii) have become the subject of a bankruptcy or insolvency proceeding or have had a receiver, conservator, trustee or custodian appointed for it, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“JV Debt Waiver Period” means the period from November 30, 2007 through the Termination Date.

“Third Amendment Date” means November 7, 2008.

(b) The definition of “Permitted Lien” is amended to move the word “and” from immediately prior to clause (k) to immediately after clause (k) and to insert thereafter a new clause (l) to read as follows:

(l) Liens on assets of Mortgage Banking Subsidiaries securing obligations of Mortgage Banking Subsidiaries.

3. Pricing Grid. The Pricing Grid appearing as Exhibit F to the Credit Agreement is amended to read as set forth on Schedule 2 to this Amendment.

4. Compliance Certificate. The information and calculations provided for in Exhibit H are modified to conform to the amendments of the covenants provided for in this Amendment.

5. The Credits.

(a) Section 2.24 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 2.24. Replacement of Certain Lenders. In the event a Lender (the “Affected Lender”) is a Non-Consenting Lender under Section 2.23, a non-consenting Lender under Section 13.06(b) or a Designated Lender, the Borrower may, upon written notice to such Affected Lender and to the Administrative Agent, require such Affected Lender to assign, and such Affected Lender shall assign, within five Business Days after the date of such notice, to one or more assignees selected by the Borrower and that are Eligible Assignees and otherwise comply with the provisions of Section 12.02 (each a “Replacement Lender”), all of such Affected Lender’s rights and obligations under this Agreement and the other Loan Documents (including without limitation its Commitments and all Loans owing to it) in accordance with Section 12.02. With respect to any such assignment, the Affected Lender shall concurrently with such assignment receive payment in full of all amounts due and owing to it hereunder or under any of the other Loan Documents with respect to the Loans and Commitments so assigned, including without limitation, the aggregate outstanding principal amount of the Loans owed to such Affected Lender, together with accrued interest thereon through the date of such assignment, amounts payable to such Affected Lender under Article III with respect to such Loans and all fees payable to such Affected Lender hereunder with respect to such Loans and Commitments so assigned. Any assignment to a Replacement Lender pursuant to the provisions of this Section 2.24 shall be in accordance with the provisions of Section 12.02 hereof. In no event shall any Lender have any obligation to issue a new or increased Commitment to replace all or any part of any Commitment of any Non-Consenting Lender, non-consenting Lender under Section 13.06(b) or Designated Lender.

(b) A new Section 2.25 is added immediately after Section 2.24 to read as follows:

SECTION 2.25. Designated Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Designated Lender, then:

(a) The Borrower (i) agrees, within 45 days following notice from the Administrative Agent until such Designated Lender ceases to be a Designated Lender under this Agreement, to establish and, thereafter, to maintain a special collateral account (the “Swing Line Collateral Account”) at the Administrative Agent’s office at the address specified pursuant to Article XIII, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, (ii) grants to the Administrative Agent for the benefit of the Lenders, solely as security for repayment of such Designated Lender’s Pro Rata Share of outstanding Swing Line Loans, a security interest in and to the Swing Line Collateral Account and any funds that may thereafter be deposited therein and (iii) agrees to maintain in the Swing Line Collateral Account an amount equal to such Designated Lender’s Pro Rata Share of outstanding Swing Line Loans as evidenced in each compliance certificate delivered pursuant to Section 6.04(i);

(b) The Borrower (i) agrees, within 45 days following notice from the Administrative Agent until such Designated Lender ceases to be a Designated Lender under this Agreement, to establish and, thereafter, to maintain a Letter of Credit Collateral Account in accordance with Section 2.18(h) as if an Event of Default had occurred, (ii) grants to the Administrative Agent for the benefit of the Lenders, as security for such Designated Lender’s Pro Rata Share of all Facility Letter of Credit Obligations, a security interest in the Letter of Credit Account and any funds that may be deposited therein and (iii) agrees to maintain in the Letter of Credit Collateral Account an amount equal to such Designated Lender’s Pro Rata Share of all Facility Letter of Credit Obligations, regardless of whether any Facility Letters of Credit have then been drawn, as evidenced in each compliance certificate delivered pursuant to Section 6.04(i);

(c) So long as any Lender is a Designated Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuer shall be required to issue, amend or increase any Facility Letter of Credit unless it is satisfied that the related exposure will be 100% covered by Commitments of non-Designated Lenders and/or cash collateral will be provided by the Borrower in accordance with this Section 2.25; and

(d) In connection with any request from the Borrower to the Lenders to permit the removal of any Designated Lender pursuant to clause (ii) of Section 13.06(b), the Lenders, excluding such Designated Lender, consent to such request. In no event shall any Lender have any obligation to issue a new or increased Commitment to replace all or any part of any Commitment of any Designated Lender. If the Aggregate Credit Exposure following removal of a Designated Lender exceeds the Aggregate Commitment, (A) the Borrower shall pay, on the date on which the Commitment of a Designated Lender terminates, Loans in the amount necessary to cause such Aggregate Credit Exposure to equal but not exceed the Aggregate Commitment (as so reduced) and (B) if the outstanding Facility Letter of Credit Obligations exceed the Aggregate Commitment (as so reduced), the Borrower shall pay to the Administrative Agent on such date an amount equal to the amount by which the outstanding Facility Letter of Credit Obligations exceed the Aggregate Commitment (as so reduced), which funds shall be held in the Letter of Credit Collateral Account in accordance with and subject to the terms of Section 2.18(h) as if an Event of Default had occurred.

6. Representations and Warranties. Section 4.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 4.08. Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or is subject to any charter or other restrictions that could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party that could reasonably be expected to have a Material Adverse Effect, and consummation of the transactions contemplated hereby and in the other Loan Documents will not cause any Loan Party to be in material default thereof.

7. Covenants. (a) Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.01. Minimum Adjusted Consolidated Tangible Net Worth. Permit Adjusted Consolidated Tangible Net Worth at any time to be less than the greater of (a) $1,300,000,000 and (b) the total of (i) $2,330,000,000 minus (ii) cumulative deferred tax valuation allowance as of the date of calculation, plus (iii) an amount equal to 50% of the cumulative amount of positive Consolidated Net Income of the Loan Parties for each fiscal quarter of the Borrower ending after August 31, 2008 for which the Loan Parties, taken as a whole, had Consolidated Net Income (excluding Consolidated Net Income realized from the reversal of any deferred tax valuation allowance) minus (iv) the aggregate amount paid by the Borrower after August 31, 2008 to purchase or redeem its equity Securities, plus (v) an amount equal to 50% of the aggregate amount of the increase in Adjusted Consolidated Tangible Net Worth resulting from the issuance of equity Securities of the Borrower after November 30, 2009.

(b) Section 7.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Borrowing Base Covenant. At any time at which the Borrower does not have an Investment Grade Rating from at least two of the Rating Agencies, permit the sum of the aggregate outstanding amount of all Borrowing Base Debt to exceed the sum of the Borrowing Base plus the Unrestricted Cash of the Loan Parties in excess of $750,000,000 (the “Borrowing Base Covenant”).

(c) Section 7.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Maximum Leverage Ratio. At any time, permit the Leverage Ratio to exceed (i) fifty-five percent (55%) as of the end of any fiscal quarter ending after the Third Amendment Date through and including November 30, 2009 or (ii) fifty-two and one-half percent (52.5%) as of the end of any fiscal quarter ending thereafter.

(d) Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.05. Investments. Purchase or otherwise acquire, hold or invest in the Securities (whether Capital Stock or instruments evidencing debt) of, make loans or advances to, enter into any arrangements for the purpose of providing funds or credit to, or make any Equity Investment in, any Person which is not a Loan Party on the Closing Date or a Subsidiary which becomes a Guarantor upon the making of the investment (or permit any of its Subsidiaries to do any of the foregoing), except for: (i) (A) Investments in or loans or advances to (l) Joint Ventures to which the Borrower or a Subsidiary is a party and (2) Subsidiaries (other than the Mortgage Banking Subsidiaries) that are not Guarantors; and (B) Investments in or loans or advances to the Mortgage Banking Subsidiaries, provided that the sum of the aggregate of all Investments, loans and advances outstanding at any time under clause (A) does not exceed (1) until and including November 30, 2009, 60% of Adjusted Consolidated Tangible Net Worth, (2) from and including December 1, 2009 through August 30, 2010, 55% of Adjusted Consolidated Tangible Net Worth or (3) thereafter, 50% of Adjusted Consolidated Tangible Net Worth; and (ii) (A) purchases of direct obligations of the government of the United States of America or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (B) certificates of deposit of any bank, organized or licensed to conduct a banking business under the laws of the United States or any state thereof having capital, surplus and undivided profits of not less than $100,000,000; (C) Investments in commercial paper which, at the time of acquisition by the Borrower or a Subsidiary, is accorded an “A” or equivalent rating by any of the Rating Agencies or any other nationally recognized credit rating agency of similar standing; (D) investments in publicly traded, readily marketable securities traded on a recognized national exchange or over-the-counter; (E) loans or advances by the Borrower or a Guarantor to, or Securities or Indebtedness of, a real estate or homebuilding company to be acquired by the Borrower for the purpose of obtaining control of specific homebuilding assets of that homebuilding company, provided, however, that to the extent that such loans, advances or Indebtedness exceed (in the aggregate) $100,000,000, they are secured by Mortgages on land, homes under construction and/or homes inventory of such real estate or homebuilding company; and (F) loans by the REIT Subsidiary to other Loan Parties.

(e) Section 7.16(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) No Agreement for Negative Pledge. Agree with any third party not to create, assume or suffer to exist any Lien securing the Obligations on or of any of its property, real or personal, whether now owned or hereafter acquired, except that that any Mortgage Banking Subsidiary may agree not to create, assume or suffer to exist Liens on any of its property, real or personal, whether now owned or hereafter acquired.

(f) Section 7.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.18. Limitation on Recourse JV Obligations. Permit Recourse JV Obligations to exceed the following amounts at the following times:

Time (both dates inclusive)	Amount
From August 31, 2008 to November 29, 2008	$825,000,000
From November 30, 2008 to February 27, 2009	$735,000,000
From February 28, 2009 to May 30, 2009	$685,000,000
From May 31, 2009 to August 30, 2009	$635,000,000
From August 31, 2009 to November 29, 2009	$585,000,000
From November 30, 2009 to February 27, 2010	$535,000,000
From February 28, 2010 to May 30, 2010	$485,000,000
From May 31, 2010 to August 30, 2010	$435,000,000
From August 31, 2010 to November 29, 2010	$395,000,000
From November 30, 2010 to February 27, 2011	$355,000,000
From February 28, 2011 to May 30, 2011	$315,000,000
From May 31, 2011 to Maturity Date	$275,000,000

8. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(c) The Administrative Agent shall have received such documents, certificates and legal opinions as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding. Upon effectiveness of this Amendment, all amendments of the Agreement contained in this Amendment shall be deemed to be in effect since the Third Amendment Date.

9. Representations and Warranties. The Borrower hereby represents and warrants that, taking into account the terms of this Amendment, as of the date hereof:

(a) The representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and correct, provided, however, that for the purposes hereof, the reference in Section 4.03 of the Credit Agreement to “Borrower Audited Financial Statements” shall be deemed to refer to the annual audited financial statements most recently delivered by the Borrower pursuant to Section 6.04(a) of the Credit Agreement as of the date hereof and the reference in Section 4.03 of the Credit Agreement to “Borrower Unaudited Financial Statements” shall be deemed to refer to the quarterly unaudited financial statements most recently delivered by the Borrower pursuant to Section 6.04(b) of the Credit Agreement as of the date hereof; and

(b) There exists no Event of Default or Unmatured Default.

10. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

12. Loan Documents. This Amendment, the First Amendment and the Second Amendment are each a Loan Document.

13. Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

LENNAR CORPORATION

By:	/s/ Jonathan M. Jaffe
Name:	Jonathan M. Jaffe
Title:	Chief Operating Officer

Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Administrative Agent

By:	/s/ Kimberly L. Turner
Name:	Kimberly L. Turner
Its:	Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BARCLAYS BANK PLC

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CALYON NEW YORK BRANCH

By:	/s/ Robert Smith
Name:	Robert Smith
Title:	Managing Director

By:	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

LLOYDS TSB BANK PLC

By:	/s/ Jonathan Smith
Name:	Jonathan Smith
Title:	Assistant Vice President
Risk Management & Business Support

By:	/s/ Nicholas J. Bruce
Name:	Nicholas J. Bruce
Title:	Vice President & Manager
Risk Management & Business Support

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CITICORP NORTH AMERICA, INC.

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

HSBC BANK USA, N.A.

By:	/s/ Michael S. Wadler
Name:	Michael S. Wadler
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel Purcell
Name:	Noel Purcell
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

REGIONS BANK

By:	/s/ Ronny Hudspeth
Name:	Ronny Hudspeth
Title:	Sr. Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael Raarup
Name:	Michael Raarup
Title:	S.V.P.

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

WASHINGTON MUTUAL BANK

By:	/s/ Gary Handcox
Name:	Gary Handcox
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MEGA INTERNATIONAL COMMERCIAL BANK NEW YORK BRANCH

By:	/s/ Tsang-Pei Hsu
Name:	Tsang-Pei Hsu
Title:	VP & Deputy General Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Marie-Edith Dugeny
Name:	Marie-Edith Dugeny
Title:	Managing Director

By:	/s/ Zineb Bouazzaoui
Name:	Zineb Bouazzaoui
Title:	Associate Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANKUNITED, FSB

By:	/s/ Fernando X. Gomez
Name:	Fernando X. Gomez
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Name:	Luis Donoso
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

SOCIETE GENERALE

By:	/s/ Melissa Goeden
Name:	Melissa Goeden
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MIDFIRST BANK, a Federally Chartered Savings Association

By:	/s/ Todd G. Wright
Name:	Todd G. Wright
Title:	First Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANK HAPOALIM B.M.

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

By:	/s/ Federic S. Becker
Name:	Federic S. Becker
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CALIFORNIA BANK & TRUST

By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

UNITED OVERSEAS BANK LIMITED, LOS ANGELES AGENCY

By:	/s/ Hoong Chen
Name:	Hoong Chen
Title:	SVP & General Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

TD BANK, N.A.

By:	/s/ Robert E. Delany
Name:	Robert E. Delany
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MERCANTIL COMMERCEBANK, N.A.

By:	/s/ Fernando Mesia
Name:	Fernando Mesia
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Dilian G. Schulz
Name:	Dilian G. Schulz
Title:	Senior Vice President

By:	/s/ Christopher Meade
Name:	Christopher Meade
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MALAYAN BANKING BERHAD,
NEW YORK BRANCH

By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

RBC BANK (USA), a North Carolina corporation

By:	/s/ Carolynn Alexander
Name:	Carolynn Alexander
Title:	VP

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANK OF COMMUNICATIONS CO., LTD.
NEW YORK BRANCH

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager